UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________

FORM 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	November 21, 2011
(November 18, 2011)

BEACON ROOFING SUPPLY, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-50924	36-4173371
(Commission File Number)	(IRS Employer
Identification No.)

1 Lakeland Park Drive
Peabody, MA	01960
(Address of Principal Executive Offices)	(Zip Code)

(877) 645-7663
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(c) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Beacon Roofing Supply, Inc. (“Beacon” or the “Company”) has appointed Rick C. Welker as Vice President & Chief Accounting Officer effective November 18, 2011. Mr. Welker formerly served as Vice President & Corporate Controller and will continue to report to David R. Grace, Executive Vice President & Chief Financial Officer. Mr. Welker, age 52, is a CPA and CMA and began his career with PricewaterhouseCoopers. He joined Beacon in 2004 prior to its IPO and has assisted with the Company’s substantial growth, including many acquisitions. Mr. Welker holds a BSBA from Western New England University and an MBA from the University of Connecticut.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEACON ROOFING SUPPLY, INC.

Date: November 21, 2011	By:	/s/ David R. Grace
David R. Grace
Executive Vice President & CFO